SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 2, 2004
                                                --------------------------------

Commission      Registrant, State of Incorporation,          I.R.S. Employer
File Number     Address and Telephone Number                 Identification No.

1-5072          Savannah Electric and Power Company          58-0418070
                (A Georgia Corporation)
                600 East Bay Street
                Savannah, Georgia 31401
                (912) 644-7171

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.      Other Events.

                On December 2, 2004, Savannah Electric and Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $35,000,000 aggregate principal amount of its Series G 5.75% Senior Notes due December 1, 2044 (the "Series G Senior Notes"). All of said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Nos. 333-115318 and 333-115318-01) of the Company.

Item 9.01.      Financial Statements and Exhibits.

                (c)   Exhibits.

                  1.1 Underwriting Agreement relating to the Series G Senior Notes, dated December 2, 2004, among the Company and A. G. Edwards & Sons, Inc., SunTrust Capital Markets, Inc., BB&T Capital Markets, a division of Scott and Stringfellow, Inc., Legg Mason Wood Walker Incorporated and RBC Dain Rauscher Inc., as the Underwriters.

                  4.1 Seventh Supplemental Indenture to Senior Note Indenture dated as of December 9, 2004, providing for the issuance of the Company's Series G Senior Notes.

                  4.7 Form of Series G Senior Note (included in Exhibit 4.1 above).

                  5.1 Opinion of Troutman Sanders LLP relating to the Series G Senior Notes.

                  12.1     Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 9, 2004                              SAVANNAH ELECTRIC AND
                                                       POWER COMPANY



                                                       By /s/Wayne Boston
                                                           Wayne Boston
                                                       Assistant Secretary